Investor Presentation Exhibit 99.1

Safe Harbor Statement 1 Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s) relating to (a) the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) Industry Fundamentals, (c) the Company’s Balance Sheet, Dividend Growth and Investment Highlights; (d) the Company’s expected quarterly dividends and growth; and (e) the impact of COVID-19, including the Company’s beliefs about its liquidity and financial flexibility. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended March 31, 2021, and all portfolio data is as of March 31, 2021. This Presentation presents certain non-GAAP financial measures, including the Company’s Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Please refer to the Appendix of this Presentation for complete reconciliations between each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Getty Realty at a Glance $1.9bn Enterprise Value GTY NYSE Ticker Symbol 5.0% Dividend Yield Established & High Growth Markets 32 Unitary / 115 Individual Leases Alternative Use Opportunities 1.6% Rent Escalations ⁽²⁾ Organic 19 Completed / 11 In-Progress ⁽⁴⁾ Redevelopments 5.0x Net Debt to EBITDA BBB- / Stable Fitch Rated 3.6x Fixed Charge Coverage 2 Market data as of April 26, 2021. See page 7 for additional information. Reflects completed acquisition activity January 1, 2016 to March 31, 2021. See page 14 for additional information. 212 Properties / $559 million ⁽3⁾ Acquisitions

National Net Lease Portfolio 65% ABR in Top 50 MSAs 9.1 years Weighted Avg. Lease Term ⁽⁴⁾ 2.7x Unit Level Rent Coverage ⁽⁴⁾ 71% On Corner Locations 3 Annualized GAAP base rent as of March 31, 2021. Adjusted Fund From Operations per share compound annual growth rate FY2015 to FY2020. Occupancy calculation excludes six properties classified as redevelopment. Please see page 7 for additional information. $135mm Annualized Base Rent (“ABR”) (1) 8%+ $19mm Loan Portfolio 99%+ Occupancy (3) 5.6% AFFO / Share CAGR (2)

Convenience Store, Gasoline Station and Other Automotive-Related Properties Includes car washes, auto service centers and auto parts Stable, yet growing sectors Institutional quality tenant base Urban Infill Markets Densely populated areas High barriers to entry Select new development Prime locations and corners Mature transportation grid Convenient ingress and egress High Growth Markets Favorable population demographics Accelerating growth into attractive markets High daily traffic counts Alternative Use Opportunities Retail, banking, service, restaurant Assemblage, redevelopment, repositioning 4 Car Wash Auto Parts Convenience & Gas Well-Positioned Net Lease Portfolio Attractive Portfolio that is Difficult to Replicate

Diversified Tenant Base with High Quality Brands 5 Getty’s Top 15 Tenants (1) Based on annualized GAAP base rent as of March 31, 2021. All trademarks, service marks, trade names, brands and logos are the property of their respective owners.

Located in High Density Metropolitan Markets 6 Based on annualized cash base rent as of March 31, 2021. Core Based Statistical Areas as defined by United States Office of Management and Budget. Top 50 Metropolitan Markets Represent 65% of ABR Getty’s Top 15 Markets (1) (2)

Sustainable cash flows supported by long-term triple-net leases Unitary lease portfolio weighted average rent escalations of 1.6% and rental coverage of 2.7x ⁽¹⁾ Tenant credit visibility via site-level reporting requirements and/or public company disclosure Majority of new triple-net leases have 15-year initial terms Leases are typically 15 or 20 years with extension options Weighted average lease term currently ~9.1 years 45% of contractual annualized base rent attributable to leases with initial terms expiring beyond 2031 Stable Long-Term Leases with Rent Escalators 7 Unitary lease portfolio rental coverage is calculated one quarter in arrears based on trailing twelve month site level financial information provided by tenants. Getty does not independently verify financial information provided by its tenants.

Quality Assets With Key Differentiation 8 Includes branded QSRs and convenience stores with unbranded fresh food offerings. Includes free-standing QSRs and regional retailers. Portfolio of well-positioned properties at prominent corner locations Key Attributes Driving Site Traffic 73% of properties have a convenience store 9% of properties have branded QSRs, including several nationally recognized retail brands 71% of properties are located at corner locations 17% of properties include car washes Asset Highlights Portfolio Detail (960 Properties)

9 Optimizing Portfolio to Meet Industry Demand Property Attributes of Recently Acquired Assets Reflect Evolving Consumer Preferences Legacy Assets (1) (475 properties) Lot Size Acquired Assets (1) (485 properties) Total Portfolio (960 properties) Building Size 0.5 – 1.0 acres < 0.5 acres 1.0 – 1.5 acres > 1.5 acres 1,501 – 3,000 sf < 1,500 sf > 3,000 sf Legacy assets refer to properties acquired prior to 2009. Acquired assets refer to properties acquired thereafter, excluding acquisitions of leasehold positions in legacy assets.

Convenience Stores Dominate Retail Landscape 10 Convenience Store Margins (4) Convenience Store Gross Profit ($bn) (1) Source: National Association of Convenience Stores, FY 2019 data. Source Hedges & Co., FY 2020 data. Source: Morgan Stanley Research. Source: RBC Fuel Margins Report. Avg. in-store margin for Couche-Tard, Casey's General Store & CST Brands used as proxy for broader market. Number of convenience stores in service has remained steady over the last 10 years (1) 152,720 properties, 80% selling fuel, represents 35% of all retail outlets Stable Operator Performance (1) Sales and gross profits have grown at 1.9% and 4.3% CAGR since 2005, respectively In-store sales grew for the 17th consecutive year to a record level of $252 billion, led by strong demand for foodservice products Foodservice, with average gross margins of 49%, accounted for 22% of inside sales Consumers embracing convenience stores Demand generated by 287 million registered vehicles (2) Average store with fuel has around 1,100 customer visits per day (1) ~50% of in-store sales are generated by customers not buying fuel (3)

11 Getty Growth Platform Embedded growth derived from long-term triple-net leases 1% to 2% contractual annual rent increases Asset recycling Sold 11 properties ($6 million) in 2020 and five properties ($8 million) in Q1 2021 Leasing activity Select re-leasing opportunities in legacy portfolio Unlocking embedded value in existing portfolio Existing portfolio of urban infill properties provides a significant pipeline of high-quality projects Five-year plan to redevelop 5% to 10% of properties Targeting 10%+ unlevered yields Diversifies roster of retail tenants Improves tenant credit quality and coverage ratios Convenience and Gasoline Total addressable market size estimated at $75-100 billion (1) Highly fragmented market with current REIT ownership of chain stores of ~5% Other Automotive Car washes, auto service (tires, oil, maintenance) and auto parts Substantial inflows of institutional capital driving sector growth/consolidation Significant pipeline of actionable opportunities Acquiring both single assets and portfolios Sale/leaseback financing and development capital Organic Acquisitions Redevelopment Company estimate based on National Association of Convenience Stores data.

Acquisitions Ten-Year Track Record (1) Acquired 465 properties for $1.1 billion Added 16 new states and 23 new tenants 2021 Acquisitions Acquired six properties for $22 million Average cash return of 7.0% and average initial remaining lease term of ~15 years 2020 Acquisitions Acquired 34 properties for $150 million Average cash return of 7.0% and average initial remaining lease term of ~15 years Added two new states (KS and MO) 2019 Acquisitions Acquired 27 properties for $87 million Average cash return of 7.2% and average initial remaining lease term of ~13 years Added three new states (AL, KY and MN) Overview Portfolio Transactions 12 Number of Properties Transaction Value ($mm) (2) Reflects completed acquisition activity January 1, 2011 to March 31, 2021. Includes two portfolio transactions under separate unitary master leases for 11 and 9 properties, respectively.

2021 and 2020 Acquisitions 13 Purchase price – $36 million Properties – 8 Lot & building size – 1.8 acres and 4,697 sq. ft. Geography – NY and TX Purchase price – $136 million Properties – 32 Lot & building size – 1.5 acres and 5,048 sq. ft. Geography – KS, KY, MO, NC, OH, TX and VA Sale/Leaseback Financing – NNN Acquisitions – Development Takeout Capital Convenience & Gas Other Automotive CEFCO – Paris, TX Go Car Wash – Overland Park, KC

14 Redevelopment Projects Invested $14.4 million in 19 completed redevelopments with aggregate yield of 16% In-Progress Redevelopment Activity ($ thousands) Anticipated total investment includes development costs, termination/recapture fees and leasing commissions. No assurance can be given that redevelopment projects will be completed in the time expected, or at all. At completion, redevelopment projects are reclassified as operating real estate on Getty’s balance sheet. Completed Redevelopments

Redevelopment Case Studies 15 Property type – Quick Service Restaurant Development type – Ground Lease Lot & building size – 0.4 acres and 2,389 sq. ft. Total investment – $1.6 million Incremental yield – 11% Rent commencement – February 26, 2020 Tenant – Wendy’s is the world’s third-largest hamburger chain with over 6,700 stores Property type – Other Automotive Development type – Ground Lease Lot & building size – 0.4 acres and 5,973 sq. ft. Total investment – $0.2 million Incremental yield – 47% Rent commencement – October 3, 2020 Tenant – AutoZone (NYSE: AZO) is the leading auto parts retailer in the U.S. with ~6,000 locations Wendy’s – 2020 AutoZone – 2020 Bloomfield, NJ Bronx, NY

Income Growth, Scalable G&A 16 G&A ($ thousands) AFFO ($ thousands) (1) Total Revenue ($ thousands) FFO ($ thousands) (1) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on April 28, 2021. For a reconciliation of Net Earnings to FFO and AFFO please see Appendix. Excludes non-recurring retirements costs of ~$543K.

Strong Balance Sheet 17 Investment Grade Credit Rating Fitch: BBB- Credit Agreement Undrawn $300 million Revolving Credit Facility Full capacity available for growth Matures 2022 with 1-year option, subject to certain conditions LIBOR +150 to 230 bps Senior Unsecured Notes Series B: $75 million 5.35% notes due 2023 Series C: $50 million 4.75% notes due 2025 Series D&E: $100 million 5.47% notes due 2028 Series F,G&H: $125 million 3.52% notes due 2029 Series I,J&K: $175 million 3.43% notes due 2030 New $250 million ATM Equity Issuance Program Issued $17 million through 3/31/21 (2) Total equity issuance since 2016 $269 million of equity issuance under ATM programs and 2017 follow-on offering Credit Statistics Maturity Schedule ($ millions) As defined in the Company’s loan agreements. An additional $4 million was issued during the three months ended March 31, 2021 under the Company’s prior ATM program.

18 Quarterly Dividends Declared per Share Consistent Dividend Growth

Key Takeaways 19

Appendix

Reconciliation of Net Earnings to FFO and AFFO 21 FFO and AFFO are non-GAAP measures. See the Company’s earnings release filed on Form 8-K on April 28, 2021 for additional information. Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. See the Company’s earnings release filed on Form 8-K on April 28, 2021 for additional information.